 Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this report of Equity Bancshares, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory H. Kossover, Executive Vice President and Chief Operating Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

EQUITY BANCSHARES, INC.

July 30, 2020	/s/ Gregory H. Kossover
Gregory H. Kossover
Executive Vice President and Chief Operating Officer (Principal Accounting Officer)